-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 July 26, 1999

                             ACE Securities Corp.
                    --------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                       333-56213                56-2088493
  -----------------------              ---------                ----------
State or Other Jurisdiction           (Commission            (I.R.S. Employer
     Of Incorporation)                File Number)          Identification No.)



  6525 Morrison Boulevard
        Suite 318
  Charlotte, North Carolina                                       28211
  -------------------------                                       -----
   (Address of Principal                                        (Zip Code)
    Executive Offices)


      Registrant's telephone number, including area code: (704) 365-0569


                                   No Change
                ----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events. <F1>

                  Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter") in respect of ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Home Equity Loan Pass-Through Certificates, Class A, Class M1, Class M2 and Class B Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated July 26, 1999, and a Prospectus, dated July 26, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

                  The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

                  Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

<F1> Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1              Computational Materials. (P)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACE SECURITIES CORP.

                                            By:     /s/ Elizabeth Eldridge
                                               --------------------------------
                                               Name:  Elizabeth Eldridge
                                               Title: Vice President

Dated:  July 28, 1999

47850

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------
99.1                               Computational Materials                 P

                   EXHIBIT 99.1 COMPUTATIONAL MATERIALS (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]